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                                                                    EXHIBIT 99.1

DATE: April 27, 2006

FROM:
DURA Automotive Systems, Inc.
2791 Research Drive
Rochester Hills, Michigan 48309

Keith R. Marchiando (248) 299-7500

FOR IMMEDIATE RELEASE

               DURA AUTOMOTIVE REPORTS FIRST QUARTER 2006 RESULTS

     ROCHESTER HILLS, Mich., April 27-- DURA Automotive Systems, Inc. (Nasdaq:
DRRA), today reported revenues of $584.4 million for the first quarter ended April 2, 2006 compared to $620.0 million in the prior year quarter. Net loss for the quarter was $7.0 million, or $0.38 per diluted share, compared to a net loss of $4.8 million, or $0.26 per diluted share, in the prior year quarter. DURA's adjusted loss from continuing operations for the quarter, which excludes facility consolidation charges and cumulative effect of accounting changes totaled $6.3 million, or $0.34 per diluted share, compared to a loss of $3.7 million, or $0.20 per diluted share, in the prior year quarter. Adjusted EBITDA for the quarter was $37.3 million compared to $38.8 million in the prior year quarter. A reconciliation of adjusted income from continuing operations and adjusted EBITDA to the most directly comparable GAAP measures is set forth below.

     "This was a difficult quarter for DURA," said Larry Denton, Chairman and Chief Executive Officer of DURA Automotive. "As we have said, we are working through a trough period in our revenue due to an unacceptable amount of awards won by the Company in the early 2000s. We have corrected this issue over the last three years by reorganizing our sales group and focusing on organic versus acquisitive growth. We must now focus on the execution of our restructuring plan to better position DURA for improved profitability in anticipation of our future organic growth."

     The decrease in first quarter revenue from the prior year was driven primarily by the impact of foreign exchange and negative net new business including the loss of the GMT 800 seat adjuster. Partially offsetting these decreases was the strength of the recreation vehicle

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industry. First quarter income from continuing operations decreased from the prior year due primarily to the negative net new business.

     Denton continued, "We can never be satisfied with a step backward in earnings, but our journey toward our 50 cubed operational restructuring plan goals is moving forward."

     The $2.6 million pretax facility consolidation charge for the quarter relates to the previously announced restructuring actions in North America and Europe. The charges relate primarily to non-cash asset impairment charges and employee severance.

CONFERENCE CALL

     A conference call to review the first quarter results is scheduled for April 27, 2006 at 11:30 a.m. ET. Interested participants may listen to the live conference call or replay over the Internet by logging onto the investor relations section of the company's Web site, www.duraauto.com. A recording of this call also will be available until 6 p.m. ET on Thursday, May 4, 2006 by dialing (303) 590-3000, passcode 11058914.

ABOUT DURA AUTOMOTIVE SYSTEMS, INC.

     DURA Automotive Systems, Inc., is a leading independent designer and manufacturer of driver control systems, seating control systems, glass systems, engineered assemblies, structural door modules and exterior trim systems for the global automotive industry. The company is also a leading supplier of similar products to the recreation vehicle (RV) and specialty vehicle industries. DURA sells its automotive products to every North American, Japanese and European original equipment manufacturer (OEM) and many leading Tier 1 automotive suppliers. DURA is headquartered in Rochester Hills, Mich. Information about DURA and its products is available on the Internet at www.duraauto.com.

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this news release, the Company has provided information regarding "adjusted income (loss) from continuing operations" and "adjusted EBITDA" (non-GAAP financial measures). Adjusted income from continuing operations represents income from continuing operations adjusted for facility consolidation and other charges, net, the favorable settlement of certain environmental matters and gain on retirement of debt, net. Adjusted EBITDA represents income from continuing operations adjusted for facility consolidation and other charges, a gain on retirement of debt, the favorable resolution of certain environmental matters, interest, amortization, depreciation and taxes. Management believes that adjusted income from continuing operations and adjusted EBITDA are useful to both management and investors in their analysis of the Company's ability to analyze operational performance. Adjusted income (loss) from continuing operations and adjusted EBITDA should not be considered in isolation or as a substitute for net income or other income statement data prepared in accordance with GAAP, or as a measure of profitability or liquidity. Also, adjusted income (loss) from continuing operations and adjusted EBITDA, as determined and presented by

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the Company, may not be comparable to related or similarly titled measures reported by other companies.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as "believe", "expect", "anticipate", "intend", "plan", "estimate", or similar expressions. These statements are based on certain assumptions that the company has made in light of its experience in the industry as well as its perspective of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to (i) expected synergies, economies of scale and cost savings from the company's acquisitions not being fully realized or realized within the expected times frames; (ii) unanticipated difficulties servicing the indebtedness of the company; (iii) costs or operational difficulties related to integrating the operations of the acquired entities with those of the company being greater than expected; (iv) labor disputes involving the company or its significant customers; (v) risks associated with conducting business in foreign countries, and (vi) general economic or business conditions affecting the automotive industry, either nationally or regionally, being less favorable than expected.

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                 DURA AUTOMOTIVE SYSTEMS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

          (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS - UNAUDITED)

                                                               Three Months Ended
                                                              -------------------
                                                              April 2,   April 3,
                                                                2006       2005
                                                              --------   --------
Revenues                                                      $584,378   $619,979
Cost of sales                                                  530,416    559,398
                                                              --------   --------
Gross profit                                                    53,962     60,581
Selling, general and administrative expenses                    36,929     42,173
Facility consolidation, asset impairments and other charges      2,572      1,666
Amortization expense                                               105        112
                                                              --------   --------
Operating income                                                14,356     16,630
Interest expense, net                                           26,174     24,970
                                                              --------   --------
Loss from continuing operations before
   provision for income taxes and minority interest            (11,818)    (8,340)
Provision (benefit) for income taxes                            (3,833)    (3,617)
                                                              --------   --------
Loss from continuing operations
   before minority interest                                     (7,985)    (4,723)
Minority interests in income                                       (55)        --
                                                              --------   --------
Loss from continuing operations                                 (8,040)    (4,723)
Loss from discontinued operations                                   --       (109)
Cumulative effect of change in accounting principle              1,020         --
                                                              --------   --------
Net loss                                                      $ (7,020)  $ (4,832)
                                                              ========   ========
Basic earnings per share:
Loss from continuing operations                               $  (0.43)  $  (0.25)
Discontinued operations                                       $     --   $  (0.01)
Cumulative effect of change in accounting principle               0.05         --
                                                              --------   --------
Net loss                                                      $  (0.38)  $  (0.26)
                                                              ========   ========
Basic shares outstanding                                        18,808     18,662
                                                              ========   ========
Diluted earnings per share:
Loss from continuing operations                               $  (0.43)  $  (0.25)
Discontinued operations                                       $     --   $  (0.01)
Cumulative effect of change in accounting principle               0.05         --
                                                              --------   --------
Net loss                                                      $  (0.38)  $  (0.26)
                                                              ========   ========
Diluted shares outstanding                                      18,808     18,662
                                                              ========   ========
Capital expenditures                                          $ 23,117   $ 14,278
Depreciation                                                  $ 20,298   $ 20,435

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                 DURA AUTOMOTIVE SYSTEMS, INC. AND SUBSIDIARIES
                   ADJUSTED INCOME FROM CONTINUING OPERATIONS
                                 ADJUSTED EBITDA
          (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS - UNAUDITED)

                                                     Three Months Ended
                                                    -------------------
                                                    April 2,   April 3,
                                                      2006       2005
                                                    --------   --------
ADJUSTED INCOME (LOSS) FROM CONTINUING OPERATIONS
Loss from continuing operations
   before minority interest                          $(7,985)   $(4,723)
Facility consolidation and other charges, net          1,638      1,010
                                                     -------    -------
Adjusted loss from continuing operations             $(6,347)   $(3,713)
                                                     =======    =======
Basic earnings (loss) per share:
   Adjusted loss from continuing operations          $ (0.34)   $ (0.20)
                                                     =======    =======
Basic shares outstanding                              18,808     18,662
                                                     =======    =======
Diluted earnings (loss) per share:
   Adjusted loss from continuing operations          $ (0.34)   $ (0.20)
                                                     =======    =======
Diluted shares outstanding                            18,808     18,662
                                                     =======    =======
ADJUSTED EBITDA
Operating income                                     $14,356    $16,630
Amortization expense                                     105        112
Depreciation expense                                  20,298     20,435
Facility consolidation and other charges               2,572      1,666
                                                     -------    -------
   Adjusted EBITDA                                   $37,331    $38,843
                                                     =======    =======

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                 DURA AUTOMOTIVE SYSTEMS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)

                                                     April 2,     April 3,
                                                       2006         2005
                                                    ----------   ----------
                     Assets

Current assets:
   Cash and cash equivalents                        $  127,922   $  101,889
   Accounts receivable, net                            332,853      291,119
   Inventories, net                                    138,712      132,148
   Other current assets                                120,061      107,650
                                                    ----------   ----------
      Total current assets                             719,548      632,806
                                                    ----------   ----------
Property, plant and equipment, net                     460,190      458,258
Goodwill, net                                          864,420      854,296
Deferred income taxes and other assets, net            124,383      129,849
                                                    ----------   ----------
                                                    $2,168,541   $2,075,209
                                                    ==========   ==========
    Liabilities and Stockholders' Investment

Current liabilities:
   Accounts payable                                 $  255,111   $  265,560
   Accrued liabilities                                 213,123      180,622
   Current maturities of long-term debt                  3,877        3,473
                                                    ----------   ----------
      Total current liabilities                        472,111      449,655
                                                    ----------   ----------
Long-term debt, net of current maturities              228,923      171,577
Senior unsecured notes                                 400,000      400,000
Senior subordinated notes                              527,328      523,906
Convertible trust preferred securities subject to
   mandatory redemption                                 55,250       55,250
Senior notes - derivative instrument adjustment        (17,395)     (10,781)
Minority interests                                       4,946        4,864
Other noncurrent liabilities                           147,500      141,031

Stockholders' investment:
   Common stock - Class A                                  188          188
   Additional paid-in capital                          351,941      351,994
   Treasury stock                                       (1,797)      (1,948)
   Retained deficit                                    (98,548)     (91,528)
   Accumulated other comprehensive income               98,094       81,001
                                                    ----------   ----------
      Total stockholders' investment                   349,878      339,707
                                                    ----------   ----------
                                                    $2,168,541   $2,075,209
                                                    ==========   ==========

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